Commitments and Contingencies	6 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

16 — COMMITMENTS AND CONTINGENCIES

From time to time, the Company are parties to various legal actions arising in the ordinary course of business. The Company accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Legal proceedings

On June 3, 2024, Zhibao China, the plaintiff, filed a lawsuit at Shenzhen Futian District People’s Court against Taiping General Insurance Company Limited (“Taiping Insurance”), in connection with the breach of contract pursuant to Third Party Management Service Cooperation Agreements. In this lawsuit, Zhibao China requested Taiping Insurance to repay management service fees of RMB 11,053,754.69, together with a penalty of approximately RMB 99,740 and case acceptance fees, litigation preservation fees pursuant to such Third Party Management Service Cooperation Agreements. On November 10, 2025, the Shenzhen Futian District People’s Court rendered its judgement of first instance (at the trial court level) ordering Taiping Insurance to pay Zhibao China, management service fees of RMB 11,053,754.69 and overdue-interest within ten days of the judgment’s effective date. The interest is to be calculated (i) on RMB 7,683,325.10 from February 2, 2024 and (ii) on RMB 3,370,429.59 from August 14, 2024, in each case at the one-year Loan Prime Rate published by the National Inter-bank Funding Center, until the date of actual payment. Taiping Insurance has filed an appeal at Shenzhen Intermediate People’s Court. As of the date of this annual report, the case is still pending.

On July 20, 2025, Zhonglian, as the plaintiff, filed a lawsuit at Ningbo Yinzhou District People’s Court against Hangzhou Fuxiaoyun Technology Co., Ltd. (“Fuxiaoyun”), alleging breach of contract under a recommendation and consulting service agreement. In this action, Zhonglian seeks compensation from Fuxiaoyun for losses amounting to RMB 695,633.11, plus interest calculated at the annual LPR on the principal sum of RMB 695,633.11 from the date of filing until the date Fuxiaoyun fully settles the payment. Additionally, Zhonglian claims attorney’s fees of RMB 30,000 and all associated litigation costs. As of the date of this annual report, the case remains pending.

On January 26, 2026, Lianren Health Medical Big Data Technology Co., Ltd. (“Lianren Health”) filed a lawsuit at Shanghai Pudong New Area People’s Court against Sunshine Insurance Brokers, in connection with the defendant’s outstanding service fees under an Internet Insurance Marketing and Promotion Cooperation Agreement. In this lawsuit. Lianren Health requested Sunshine Insurance Brokers to repay service fees of RMB 2,024,764.89, together with liquidated damages for overdue payment calculated from July 22, 2023 at a daily rate of 0.01% based on the principal amount of RMB 2,024,764.89 (provisionally RMB 187,290.75 as of January 31, 2026, totaling 925 days overdue) , and all litigation costs including court fees, appraisal fees (if any), and preservation fees. As of the date of this annual report, the case is still pending.

Other than the above, the Company did not have other significant commitments, long-term obligations, significant contingencies or guarantees as of December 31, 2025.